Emergent BioSolutions Finalizes Sale of Baltimore-Camden Manufacturing Site to Bora Pharmaceuticals
GAITHERSBURG, Md., August 20, 2024 (GLOBE NEWSWIRE) -- Emergent BioSolutions Inc. (NYSE: EBS) today announced it has completed the sale of its drug product facility in Baltimore-Camden to an affiliate of Bora Pharmaceuticals Co., Ltd. (“Bora”, TWSE: 6472). Emergent received approximately $30 million at closing, which is subject to customary post-closing adjustments.
With the transaction closed, Bora has acquired the assets, equipment, and workforce associated with the 87,000 square foot Baltimore-Camden manufacturing facility.
“This milestone is a significant step forward in our multi-year plan to stabilize, turnaround, and transform Emergent,” said Joe Papa, President and CEO at Emergent. “We remain focused on building a customer-focused, leaner and more flexible organization, while we continue to execute our multi-year plan to improve overall profitability and raise capital to reduce our debt. We thank our Camden colleagues again for all of their contributions.”
For Emergent, Truist Securities served as financial advisor, and Covington & Burling LLP served as legal counsel in connection with this transaction.
About Emergent BioSolutions
At Emergent, our mission is to protect and enhance life. For 25 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, X, Instagram, Apple Podcasts and Spotify.
Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding Emergent’s ability to achieve the objectives of the disposition of its Baltimore-Camden facility, including achieving improvement in cost structure and performance by streamlining Emergent’s manufacturing network, and Emergent’s future results, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “improve,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events based on information that is currently available. We cannot guarantee that any forward-looking statements will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.
There are a number of important factors that could cause Emergent’s actual results to differ materially from those indicated by any forward-looking statements. Readers should consider this cautionary statement, as well as the risk factors and other disclosures included in our periodic reports filed with the U.S. Securities and Exchange Commission, when evaluating our forward-looking statements.
Investor Contact: Richard S. Lindahl
Executive Vice President, CFO
lindahlr@ebsi.com

Media Contact: Assal Hellmer
Vice President, Communications
mediarelations@ebsi.com